POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                                           /s/ Robert N. Tidball
                                           Robert N. Tidball

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                                                     /s/ Douglas P. Goodrich
                                                     Douglas P. Goodrich

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                            /s/ Randall L.-W. Caudill

                              Randall L.-W. Caudill

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                                             /s/ Harold R. Somerset
                                             Harold R. Somerset

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                                               /s/Robert L. Witt
                                               Robert L. Witt

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                                                     /s/ Howard M. Lorber
                                                     Howard M. Lorber

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned does hereby constitute and appoint Robert N. Tidball, Susan Santo, and Richard Brock, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM International, Inc. to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM International, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2000 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 1999.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 2000.

                                 /s/ Warren G. Lichtenstein
                                 Warren G. Lichtenstein